Exhibit 99.1

Filed Pursuant to Rule 425 under the Securities Act of 1933 And Deemed Filed Pursuant to Rule 14a-12 Under the Securities Act of 1934

CHINA NETWORKS MEDIA LIMITED

China's Emerging TV Advertising Network

August 2008

CHARDAN CAPITAL MARKETS

Important Notice

The information contained in this presentation is intended solely for the benefit of investors interested in the proposed acquisition of China Networks Media Ltd. (China Networks) by Alyst Acquisition Corp. (Alyst). Except where otherwise indicated, the information in this presentation has been provided solely by China Networks and Chardan Capital Markets.

Alyst, China Networks and China Networks International Holdings (CN International), and their respective directors and executive officers, and Chardan Capital Markets and its partners and directors may be deemed to be participants in the solicitation of proxies for the special meeting of Alyst stockholders to be held to approve, among other things, the proposed business combination with China Networks. In connection with the pending transaction, CN International will also file with the SEC a Registration Statement on Form S-4. The stockholders of Alyst are urged to read the Registration Statement and the preliminary proxy statement/prospectus, and the definitive proxy statement/prospectus when they are available, as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about China Networks, Alyst, and the proposed transaction. The final proxy statement/prospectus will be mailed to stockholders of Alyst after the Registration Statement is declared effective by the SEC. Stockholders will be able to obtain a copy of the definitive proxy statement/prospectus and any other relevant filed documents at no charge from the U.S. Securities and Exchange Commission's website (www.sec.gov). These documents will also be available from Alyst at no charge, once filed with the SEC, by directing a request to 233 East 69th Street, #6J, New York, NY 10021.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations or beliefs, including, but not limited to, statements concerning the company's operations and financial performance and condition. For this purpose, statements that are not statements of historical fact may be deemed to be forward-looking statements. The company cautions that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors beyond the control of Alyst and China Networks.

Who We Are

China Networks is a fast-growing TV advertising network in China

China Networks operates as the exclusive advertising arm for TV stations within its network

The Company

China Networks

- Founded in October 2007
- 63 employees
- Consolidated stations as of August 2008:
  - i. 50% of Yellow River TV Station
  - ii. 50% of Kunming TV Station

Audited 2007	Revenue (100% consolidation)	Net Income (50% consolidation)	Audience Coverage (population)	Number of TV Channels	Programming Hours per Day	ARPA*
Yellow River	$5.6mm	$1.9 mm	30 mm	1	20	$0.19
Kunming	$15.4mm	$5.5 mm	6.2 mm	6	130	$2.53
TOTAL	**$21 mm**	**$7.4 mm**	**36.2 mm**	**7**	**150**	**NA**

* Average revenue per audience coverage

Source: Yellow River and Kunming Stations

Growth Strategy

1. Improve core profitability – Organic Growth

- *Increase revenue ~20+% per annum through: ad sales effectiveness, network leveraged pricing, assisting the TV stations on improving their programming acquisition strategy*
- *Reduce costs of ad delivery through storage/transmission technologies and economies of scale, holding net margins at 68 – 70%*

2. Extend offering in network – Organic Growth

- *Expand full-service offering to include media planning and creative services*
- *Leverage buying power by advising network stations on their programming acquisition*
- *Develop new channel offerings in partnership with partners, e.g. Home Shopping*

3. Expand network – M&A Growth

- *Acquire additional TV advertising network stakes: pipeline of >10 deals already prioritized from field of >350 potential broadcaster partners*
- *Opportunity to build affiliate network with agency deals to sell partial ad inventory*

Profile of Typical Add-on Acquisition

	Revenue 100% consolidation	EBITDA 50% consolidation	Net Income 50% consolidation	ARPA	Audience coverage (population)	No. of Channels
Company A	$7.5 mm	$3.0 mm	$3.0 mm	$0.53	10 mm	4

The Company

Current Network:

Kunming TV
ARPA: $2.53
Channels: 6 TV
Coverage: 6.2 mm
2007 Revenue: $15.4 mm*
2007 Net Income: $5.5 mm*

Yellow River
ARPA: $0.19
Channels: 1 TV, 1 Radio
Coverage: 30 mm
2007 Revenue: $5.6 mm*
2007 Net Income: $1.9 mm*

Near-term Potential Add-on Acquisitions:

ARPA range: $0.53 to $9.5 each
Coverage range: 2 mm – 10 mm each
Revenue range: $5 mm - $17 mm each*
Net Income range: $2 mm - $7 mm each*


Heilongjiang
Jilin
Liaoning
Xinjiang
Gansu
Inner Mongolia
BEIJING
Tianjin
Hebei
Ningxia
Shanxi
Shandong
Qinghai
Shaanxi
Henan
Jiangsu
Tibet
Sichuan
Hubei
Anhui
Shanghai
Chongqing
Jiangxi
Zhejiang
Hunan
Guizhou
Fujian
Yunnan
Guangxi
Taiwan
Guangdong
Hong Kong
Hainan

** Under US GAAP, China Networks consolidates 100% of all income statement items less 50% minority interest which reduces net income by that amount and does not impact the revenue line.*

Business Opportunity

Chinese TV industry is decentralized and highly fragmented

- 296 broadcasters operating over 2,983 channels, reaching 96% of the population through terrestrial and cable[1]
- National and Provincial SARFT[2] who own all assets currently are keen to see performance and monetization

Huge growth in advertising spending

- Advertising growth set to continue at 17.33% per annum[3]
- China will become the 4th largest advertising economy in the world in 2010 worth $24bn[4]
- TV advertising is largest (~40%) and fastest growing medium in the market[4]

Deregulation just beginning

- Industry has been highly regulated which has limited private investment and virtually precluded foreign investment to date
- Deregulation (in advertising initially) creates significant opportunities for companies that can improve the profitability and efficiency of broadcasters
- China Network's model builds and innovates on tested JV models

[1] *National Statistics Bureau 2006*
[2] *China's media regulator: State Administration for Radio Film & Television*
[3] *China Advertising Industry Forecast Report, 2007-2010*
[4] *Advertising Expenditure Forecasts, ZenithOptimedia, March 2008*

China Advertising Growth

China Total Annual Advertising Revenue


(US$ million)
30,000
25,000
20,000
15,000
10,000
5,000
0
CAGR=17.33%
8,114
9,063
10,586
12,694
15,023
18,867
21,186
24,266
2003
2004
2005
2006
2007
2008E
2009E
2010E

2007 China Annual Advertising Spending


Spend per Capita US$
Spend per GDP %
1,000
750
500
250
0
1.6%
1.2%
0.8%
0.4%
0.0%
11.3
50.5
198.0
327.0
382.3
589.6
0.2%
0.5%
0.8%
1.0%
1.1%
1.3%
China
Brazil
South Korea
Japan
United Kingdom
United States

Highlights	
▪ China is currently the 5th largest market in the world in 2008, projected to become the 4th by 2010 ▪ Greatest growth rates projected in second and third-tier cities from 2005	▪ Despite rapid growth, Chinese advertising market is still small by international standards relative to the size of the economy ▪ China's per capita advertising expenditure was $11.30 compared to $589.60 in US in 2007 ▪ China's advertising expenditure only represented 0.2% of GDP compared to 1.3% in US in 2007

Source: *Advertising Expenditure Forecasts, ZenithOptimedia, March 2008*

China Advertising Growth

China Annual Advertising Spending
US$ Million



10,000
8,000
6,000
4,000
2,000
0
2005
2006
2007
2008E
2009E
2010E
TV
Print
Radio
Outdoor
Internet

Source: ZenithOptimedia Advertising Expenditure Forecasts, March 2008

Highlights
▪ TV advertising is the fastest growing advertising category
▪ Despite rapid growth, the Chinese advertising market is still small by international standards
▪ TV Advertising accounts for over 39.3% of total market share of advertising in 2007
▪ 2nd and 3rd tier market shows large growth potential
▪ Target regions' ratio of TV and radio ad income to total GDP is lower than the national average

CN Management Team

Mr. Li Shuangqing: Co-Chairman and CEO

- 2007 to present, Co-Chaiman and CEO of China Networks Media Limited
- 2006 to 2007, Chairman of Shandong Huashi Media & Technology, a leading Electronic Program Guide provider in China
- 2001 to 2006, General Manager of Huicong Advertising, a leading Chinese internet and TV advertising company
- 1997 to 2001, Director of Advertising Department of Qilu TV Station
- 1980 to 1997, management and TV production roles with Shandong and Qilu TV Stations
- Graduated from Guanghua School of Management, Peking University, Executive MBA program

Mr. Sean Hinton: Co-Chairman

- 2008 to present, Co-Chairman of China Networks Media Limited
- 2005 to present, Principal, Terbish Partners – investment banking and strategic advisory specializing in the media sector in London and Beijing
- 2000 to 2005, Managing Director, Ealing Studios – UK film and TV studio with feature film, TV production and studio facilities.
- 1995 to 2000, Senior Consultant, McKinsey & Co. Media Practice – clients included major international media corporations (UK, Australia, China, US)
- Graduated from MIT Sloan School of Management, Cambridge University, Guildhall School of Music and Drama

Mr. Zhou Chuansheng: VP Sales/Marketing

- 2007 to present, VP Sales/Marketing of China Networks Media Limited
- 2006 to 2007, General Manager of Shandong Huashi Media & Technology, a leading Electronic Program Guide provider in China
- 2003 to 2006, General Manager of Jinan Huamei Media Advertising
- 2001 to 2003, General Manager of Zhengzhou Branch of Huamei Media Advertising

CN Management Team

Ms. Guan Yong: VP Business Development

- 2007 to present, VP Business Development of China Networks Media Limited
- 2006 to 2007, Director of Greater China Sales Department, Zhuhai Cosmedia, branch of Hongkong Cosmedia Holding Ltd., a London AIM listed company, focusing on developing and implementing a multi-platform advertising and distribution network in mainland China and Hong Kong
- 2004 to 2006, Director of Advertising Department of Economy & Life Channel in Henan TV Station
- 2000 to 2004, Key Account Manager, Huicong Advertising
- 1995 to 2000, Manager of East China region of Shandong Qilu TV Station Advertising Department
- 1988 to 1995, Shandong Linyi TV Station

Mr. Liu Rui: Head of Media Planning

- 2007 to present, Head of Media Planning of China Networks Media Limited
- 2006 to present, Director of Strategy, at Daqi (www.daqi.com) web 2.0 site
- 2002 to 2006, Vice President of Huamei Meidia, subsidiary of Huicong Advertising, specializing in advertising sales and planning
- 1998 to 2002, Sichuan Gaoyang Advertising, media buying and data analysis for SCTV, CDTV & CQTV
- 1996 to 1998, Institute of Classics, Sichuan University, engaged in editing classical literature

Capitalization Tables

Primary Share Basis Pre Business Combination

	Common Shares	Ownership Percent
China Networks		
Shareholders[1]	2,880,000	22.72%
Alyst		
Common	9,794,400	77.28%
TOTALS	**12,674,400**	**100.00%**

Fully Diluted Post Business Combination

	Equity	Cash to Company[2]	Ownership Percent
China Networks			
Common	12,674,400		56.23%
Warrants	9,864,400	$ 24,399,900	43.77%
TOTALS	**22,538,800**	24,399,900	**100.00%**

[1] Includes as-converted preferred shareholders

[2] Upon cash conversion of all outstanding warrants less $24,922,100 to be paid to holders of pre-business combination China Networks capital stock

CHARDAN CAPITAL MARKETS

CHINA NETWORKS MEDIA LIMITED

Equity Earn-out Targets

Owners of China Networks, on an all-or-none basis each year, will be issued shares of common stock upon achieving net income[1] in the following amounts for each year from 2009 to 2011:[2]

Year Ending 12/31	Net Income	Shares
2009	$ 20,000,000	2,850,000
2010	$ 30,000,000	3,075,000
2011	$ 40,000,000	3,075,000

[1]Net Income means the net income of the China Networks Surviving Corporation and its subsidiaries as determined in accordance with U.S. generally accepted accounting principles (**"GAAP"), excluding equity-based compensation charges, extraordinary one-time charges and charges related to the Business Combination or impairment of goodwill.**

[2]Owners of China Networks will also receive additional cash consideration of $3 million per annum for achieving net income targets of $15 million and $25 million in years 2009 and 2010, respectively.

Comparable Analysis

Company Name	PE (ttm)	PE (fwd)	TEV/LTM EBITDA (ttm)	TEV/LTM EBITDA (fwd)	Market Cap	Stock Price	LTM Revenue	LTM EBITDA	LTM Net Income	Net Income Margin	EBITDA Margin
Acorn International, Inc. (NYSE:ATV)	16.2x	14.7x	NA	NA	214	7.04	260.2	NA	13.8	5.3%	NA
AirMedia Group Inc. (NASDAQ:AMCN)	NA	12.6x	NA	NA	770	11.55	54.3	(1.6)	0.3	0.6%	-2.9%
Central European Media Enterprises Ltd. (NASDAQ:CETV)	22.7x	15.5x	7.3x	9.2x	3,365	79.48	1,004.7	578.6	136.7	13.6%	57.6%
China Finance Online Co. (Public, NASDAQ:JRJC)	NA	9.3x	34.0x	6.2x	337	15.36	33.0	7.5	(1.4)	-4.2%	22.7%
Focus Media Holding Ltd. (NASDAQ:FMCN)	23.5x	22.2x	15.4x	10.4x	3,697	28.55	616.8	213.9	74.3	12.0%	34.7%
Mediacom Communications Corp. (MCCC)	NA	NA	8.2x	7.5x	730	7.56	1,350.0	487.0	(81.3)	-6.0%	36.1%
Perfect World Co., Ltd. (PWRD)	18.8x	12.4x	15.6x	9.3x	1,326	23.34	131.9	70.0	70.1	53.1%	53.1%
VisionChina Media Inc. (NASDAQ:VISN)	78.1x	25.0x	85.3x	18.9x	1,319	18.82	39.6	15.2	15.2	38.4%	38.4%
Mean	**31.9x**	**16.0x**	**27.6x**	**10.2x**	**$1,470**	**$24**	**$436**	**$196**	**$28**	**14.1%**	**34.2%**

Source: Capital IQ as of August 14, 2008
$ in millions

CHARDAN CAPITAL MARKETS

CHINA NETWORKS MEDIA LIMITED

Takeaway Points

China's First TV Advertising Network

Profitable established business with significant scale

- China Network's initial acquisitions provide a historically stable profit base with a large platform of established audiences in each market.

Rapidly growing market

- China's advertising market was already large ($15bn) in 2007 and growing rapidly (17.33% CAGR) and will become the 4th largest in the world in 2010, with TV advertising consisting of 40% share.[1]

Unique and advantageous structural position

- By securing exclusive contracts to provide advertising in multiple territories in partnership with SARFT, China Network enters the market with a unique and sustainable competitive advantage, and a highly scalable business model.

Strong growth prospects

- In addition to expanding the core ad-sales business through operational improvements and market development, and growing the network through acquiring stakes in additional territories, China Network has a rich set of growth options including building an affiliate network of partner-channels and additional content provision.

Seasoned management team

- China Network has attracted a highly-experienced team with solid experience and proven track record in the TV and advertising industry in China and internationally, as well as established relationships with national and local governments.

[1] *Advertising Expenditure Forecasts, ZenithOptimedia, March 2008*

Appendix

Audited Financials

Balance Sheet*

KUNMING AND YELLOW RIVER
SPECIAL PURPOSE COMBINED CARVE-OUT STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007 (UNAUDITED), 2006 (AUDITED) AND 2005 (AUDITED)

	December 31, 2007 USD	December 31, 2006 USD	December 31, 2005 USD
Assets			
Current Assets: -			
Accounts Receivables	$ 4,019,922	$ 1,978,313	$ 1,693,318
Other Receivables	38,621,846	22,301,989	10,480,950
Bills Receivables	-	-	95,163
Cash at Bank	116,055	450,501	493,544
Total Current Assets	$42,757,823	$24,730,803	$12,762,975
TOTAL ASSETS	$42,757,823	$24,730,803	$12,762,975
Liabilities and Invested Equities			
Current Liabilities: -			
Accounts Payables	-	24,257	23,466
Other Payables	-	-	6,421
Accrued Expenses	128,782	103,876	54,327
Deposit Received	1,632,860	1,163,332	693,896
Receipts in Advance	840,731	165,463	198,436
TOTAL LIABILITIES	$ 2,602,373	$ 1,456,928	$ 976,546
Commitment and Contingencies	-	-	-
Invested Equity: -			
Retained Profits	37,291,598	22,549,277	11,639,706
Accumulated Other Comprehensive Income	2,863,852	724,598	146,723
	$ 40,155,450	$ 23,273,875	$ 11,786,429
Total Liabilities and Invested Equity	$ 42,757,823	$ 24,730,803	$ 12,762,975

*Carve-out financial statements represent financial condition for the combination of Kunming and Yellow River TV stations through December 31, 2007 *prior* to 2008 consolidation by China Networks Media Ltd.

Audited Financials

Income Statement *

KUNMING AND YELLOW RIVER
SPECIAL PURPOSE COMBINED CARVE-OUT STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
	USD	USD	USD
Revenue	$ 20,989,849	$ 17,081,520	$15,528,457
Sales Tax	1,267,418	1,199,131	1,122,205
Cost of Revenue	3,295,981	3,467,815	1,925,218
Gross Profit	$ 16,426,450	$ 12,414,574	$ 12,481,218
Other Income	28,802	102,262	10,337
Sales and General and Administrative Expenses	1,712,931	1,607,265	,376,299
Income Before Taxes	14,742,321	10,909,571	1,115,256
Income Tax	-	-	-
Net Income	$ 14,742,321	$ 10,909,571	$ 11,115,256

*Carve-out financial statements represent financial condition for the combination of Kunming and Yellow River TV stations through December 31, 2007 *prior* to 2008 consolidation by China Networks Media Ltd.

Audited Financials

Statement of Cash Flows*

KUNMING AND YELLOW RIVER
SPECIAL PURPOSE COMBINED CARVE-OUT STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

	Dec 31st 2007	Dec 31st 2006	Dec 31st 2005
	USD	USD	USD
Cash flows from operating activities:			
Net income before tax	14,742,321	10,909,571	11,115,256
Changes in assets and liabilities:			
Trade accounts receivables	(1,839,824)	(224,226)	(1,629,208)
Other receivables	(14,265,229)	(11,280,994)	(10,230,553)
Bills receivables	-	96,766	(93,978)
Prepayments	-	-	815,693
Accounts payables	(25,111)	-	(1,958)
Other payables	-	(6,529)	(125,752)
Accrued expenses	17,018	46,940	53,651
Deposit received	374,905	438,786	685,258
Receipts in advance	641,805	(39,013)	(152,868)
Net cash (used in)/provided by operating activities	(354,115)	58,699	435,541
Effect of foreign exchange rate changes	19,669	15,656	6,798
Net increase in cash	(334,446)	(43,043)	442,339
Cash, beginning of period	450,501	493,544	51,205
Cash, end of period	116,055	450,501	493,544
Supplemental disclosures of cash flow and non cash information:			
Interest paid	-	-	-
Income tax paid	-	-	-

*Carve-out financial statements represent financial condition for the combination of Kunming and Yellow River TV stations through December 31, 2007 *prior* to 2008 consolidation by China Networks Media Ltd.

CHARDAN CAPITAL MARKETS

CHINA NETWORKS MEDIA LIMITED

Company Details
Kunming

Kunming TV Station

- Founded March 1985
- Coverage: 6.2 million population in 5 areas, 8 counties and Kunming itself
- Kunming City TV – General Channel ranked in the Top 3 audience rating stations in Kunming city in 2006
- 6 TV channels:
  - Terrestrial and Cable: General Channel, Movies Channel
  - Cable Only: Entertainment Channel, Living Channel, Economic Channel and News Channel
- More than 130 hours/day of programming including drama, documentary, news, and entertainment of which 7 hours/day produced in-house
- KMTV studio facilities include office space of more than 33,000 square meters, including one large broadcast studio of 1,000 square meters and 9 mid- and small-sized studios
- Advertisers include:
  - Proctor & Gamble
  - Samsung
  - McDonald's Corp.
  - KFC
  - Audi
  - Chery Automotive

Company Details
Kunming Station Ratings

Kunming TV Station

Top 10 TV Channels by Average Rating in Kunming (4+, whole day, 2006)			
Ranking	Channel	Rating (%)	Share (%)
1	CCTV General Channel	2.2	14.9
2	Yunnan TV City Channel(TV2)	1.8	12.2
3	**Kunming TV General Channel**	**1.5**	**9.8**
4	**Kunming TV Movies Channel**	**0.8**	**5.6**
5	CCTV-6	0.8	5.1
6	Yunnan TV Movies Channel(TV5)	0.8	5.0
7	CCTV-5	0.6	4.1
8	CCTV-3	0.6	4.0
9	CCTV-8	0.6	4.0
10	Yunnan TV Satellite Channel(TV1)	0.4	2.8
Data Source: CSM Media Research 2007, China TV Rating Yearbook 2007			

Company Detail
Yellow River

China Yellow River TV Station

- Founded in July 1991, and has been broadcasting both domestically and internationally for 16 years
- 1 Domestic TV channel: Yellow River Minsheng Channel
  - Coverage: Shanxi Province, 30 million population
  - Broadcasting Time: 20 hours per day, including 2.5 hours self-produced programs, 17.5 hours purchased programs
- 1 Radio Station: Art & Entertainment Radio
  - Coverage: Shanxi Province, 20 million population
- 2 International Channels: (not for profit)
  - SCOLA Channel: Satellite TV, 24 hour broadcasting 3 channels
  - International Channel: cooperation with ECHO Star, Chinese language and culture learning channel, 50,000 subscribers
- Advertisers include:
  - China Mobile
  - HPGC
  - Arche

Chinese 4 level TV System

Level			Number	Examples	Characteristics
Central level	CCTV		1		CCTV has 16 channels
	CETV (China Education TV)		1		
Province level	Province TV station		27		Each TV station has one satellite channel
	Education TV station		45		
	TV of municipalities directly under the central government		4	Beijing, Shanghai, Tianjin, Chongqing	Each TV station has one satellite channel
City level	Subordinate province-level City TV	Large capital city	11	Hangzhou, Harbin, Najing, Jinan, Guangzhou	
		City with independent budgetary status	5	Shenzhen, Dalian, Ningbo, Qingdao, Xiamen	Shenzhen and Xiamen have their own satellite TV channel
	Prefecture-level City TV	Small and mid-sized province capital city	16	Kunming, Zhengzhou, Nanning etc.	
		Other cities	232	Zhuhai, Tai'an etc.	• Some top City TV stations in East China such as Suzhou, Wenzhou, Wuxi have more ad income than some capital City TV stations in West China • Yanbian is the only TV station with a satellite channel
County level			1935	Sunde	They are broadcast-television stations, they only transmit programs from CCTV, province TV and City TV. They do not produce their own programs

Source: Chinese Media University Publishing House, Report on the development of Chinese City TV station, 2007; Skillnet MI, 2008

CHARDAN CAPITAL MARKETS

CHINA NETWORKS MEDIA LIMITED

TV Station Revenue Structure

In USD bn	Ad Revenue	CATV Subscription Fee	Other Operating Revenue*	Total Operating Revenue
Central Level	1.63 (21.8%)	0.43	0.09	2.15
Provincial Level	3.56 (47.6%)	0.65	1.74	5.95
City Level	1.77 (23.7%)	0.49	1.02	3.28
Country Level	0.52 (6.95%)	0.97	0.36	1.85
Total	**7.48**	**2.54**	**3.2**	**13.22**

*Other operating revenue: such as events sponsoring


Percentage of revenue at different levels
4.3%
20.0%
75.8%
29.2%
10.9%
59.9%
31.1%
14.9%
54.0%
19.2%
52.6%
28.2%
Other operating revenue
CATV subscription fee
Ad revenue
Central level
Province level
City level
County level

Source: SARFT statistic 2007, Skillnet MI, 2008

CHARDAN CAPITAL MARKETS

CHINA NETWORKS MEDIA LIMITED

Contact

Alyst Acquisition Corp.

Address: 233 East 69th Street
#6J
New York, NY 10021

Contact Person: Michael E. Weksel
Tel: 1 646 290 6104
Fax: 1 212 918 1598
E-mail: mweksel@alyst.net

Chardan Capital Markets, LLC

Address: 17 State Street • Suite 1600
New York, NY 10004

Contact Person: George Kaufman
Tel: 1 646 465 9015
Fax: 1 646 465 9039
E-mail: gkaufman@chardancapitalmarkets.com